SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2004

WASTE INDUSTRIES USA, INC.

(Exact name of Registrant as specified in its charter)

North Carolina

(State or other jurisdiction of incorporation)

000-31050	56-0954929
(Commission file Number)	(IRS Employer ID Number)

3301 Benson Drive, Suite 601, Raleigh, North Carolina	27609
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 919-325-3000

NA

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press release dated February 17, 2004 of Waste Industries USA, Inc. (the “Company”), announcing its operating and financial results for the quarter and year ended December 31, 2003.

Item 12. Results of Operations and Financial Condition.

On February 17, 2004, the Company issued a press release announcing its operating and financial results for the quarter and year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The information furnished in this Item 12 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific release in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waste Industries USA, Inc.

Date: February 18, 2004	By:	/s/ D. Stephen Grissom
	Name:	D. Stephen Grissom
	Title:	Chief Financial Officer

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